UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 30, 2016

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.     Termination of a Material Definitive Agreement.
On September 30, 2016, Kurt R. Weise announced his retirement as Executive Vice President of MidWestOne Financial Group, Inc. (the “Company”) and of MidWestOne Bank (the “Bank”), effective as of the close of business on December 31, 2016. He will continue to serve on the boards of directors of both the Company and the Bank.
Mr. Weise became a director of the Company and the Bank upon completion the Company’s merger with Central Bancshares, Inc. (“Central”) in May 2015 (the “Merger”). He also became an Executive Vice President of the Company and a Senior Vice President of Central Bank upon the completion of the Merger. Mr. Weise previously served as the Chairman of the Board of Central Bank from 1994 until Central Bank’s merger with the Bank in April 2016, and as the President of Central from 1988 until the Merger. He became an Executive Vice President of the Bank in April 2016 upon the merger of Central Bank into the Bank.
In connection with Mr. Weise’s upcoming retirement, on September 30, 2016, the Company and Mr. Weise entered into a letter amendment to employment agreement which provides for: (a) the termination of the employment of Mr. Weise as of December 31, 2016; (b) the payment of severance to Mr. Weise in the amount of $250,000 after his execution of a release and waiver of claims; and (c) the continuation of Mr. Weise’s service on the boards of directors of the Company and the Bank. Mr. Weise’s original employment agreement was entered into with the Company in connection with the Merger.
The foregoing description of the letter amendment to employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the original employment agreement and the letter amendment to employment agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.
Item 7.01.    Regulation FD Disclosure.
A copy of the Company’s press release dated October 3, 2016, announcing Mr. Weise’s retirement is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information furnished in this report under this Item 7.01 including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are filed herewith:

10.1	Employment Agreement between MidWestOne Financial Group, Inc. and Kurt Weise, dated December 12, 2014

10.2	Letter Amendment to Employment Agreement between MidWestOne Financial Group, Inc. and Kurt Weise, effective as of September 30, 2016

99.1	MidWestOne Financial Group, Inc. Press Release dated October 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	October 3, 2016	By:	/s/ CHARLES N. FUNK
Charles N. Funk
President and Chief Executive Officer